REFUND OF WOW GAME POINTS	12 Months Ended
Dec. 31, 2012
REFUND OF WOW GAME POINTS

19. REFUND OF WOW GAME POINTS

As a result of the loss of the WoW license on June 7, 2009 , the Group announced a refund plan in connection with unactivated WoW game point cards, which the Group recorded as advance from customers. According to the plan, unactivated WoW game point card holders are eligible to receive a cash refund from the Group. The Group recorded a liability in connection with both unactivated points cards and activated but unconsumed point cards of approximately RMB200.4 million, of which RMB4.0 million was refunded in 2009.

Upon the loss of the WoW license, the Group concluded the nature of the obligation substantively changed from deferred revenue, for which the Group had the ability to satisfy the underlying performance obligation, to an obligation to refund players for their unconsumed points. The Group has accounted for this refund liability by applying the derecognition guidance specified in ASC 405-20. In accordance with this guidance, the refund liability associated with these WoW game points, to the extent not refunded, will be recorded as other operating income after the Group is legally released from the obligation to refund amounts under the applicable laws. In consultation with its legal counsel, the Group concluded the legal liability relating to the unactivated WoW game point cards was extinguished in September 2011 on the basis that the legal liability lapsed two years from the date the Group publicly announced the refund policy that applied to these cards. Accordingly, the associated liability amounting to RMB26.0 million (US$4.2 million) was recognized as other operating income for the year ended December 31, 2011. With respect to the remaining refund liability, based on current PRC laws, to the extent not refunded, the Company, in consultation with legal counsel has determined that it will be legally released from this liability in September 2029, which represents 20 years from the discontinuation of WoW in 2009. However, if the Group were to publicly announce a refund policy, the Group would be legally released from any remaining liability for these activated, but unconsumed points sooner than 20 years. To date, the Group has determined not to publicly announce any refund policy with respect to this remaining liability, and no refunds have been claimed. The remaining refund liability relating to the activated, but unconsumed WoW game points is RMB170.0 million (US$27.3 million) as of December 31, 2012.

In 2009, the Group engaged an agent to facilitate the refund to game players and provided an advance payment to the agent for RMB43.3 million for this purpose. In 2010, 2011 and 2012, RMB0.4 million, nil and nil were refunded to game point card holders through the agent, respectively. In February 2012, the Group entered into an agreement with the agent pursuant to which the agent will refund the advance to the Group in installments over a five year period after deducting any further refunds paid to game point card holders. As of December 31, 2012, the balance of the advance payment to the agent was RMB34.3 million (US$5.5 million). The current portion of RMB8.6 million (US$1.4 million) was recorded in prepayments and other current assets and the present value of the long-term portion amounting to RMB22.2 million (US$3.6 million) was recorded in other long-term assets, respectively.